COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2013
COMMITMENTS AND CONTINGENCIES.
COMMITMENTS AND CONTINGENCIES

29.       COMMITMENTS AND CONTINGENCIES

COMMITMENTS

The Company has signed contracts that primarily relate to the purchase of services, pipe and other materials, as well as transportation, totalling $10,232 million which are expected to be paid within the next five years and $3,115 million in total for years thereafter.

Minimum future payments under operating leases are estimated at $817 million in aggregate. Estimated annual lease payments for the years ending December 31, 2014 through 2018 are $116 million, $111 million, $108 million, $98 million and $52 million, respectively, and $332 million thereafter. Total rental expense for operating leases, included in Operating and administrative expense, were $49 million, $31 million and $28 million for the years ended December 31, 2013, 2012 and 2011, respectively.

ENVIRONMENTAL LIABILITIES

As at December 31, 2013, the Company had $260 million (2012 - $107 million) included in current liabilities and $27 million (2012 - $18 million) included in Other long-term liabilities which have been accrued for costs incurred primarily to address remediation of contaminated sites, asbestos containing materials, management of hazardous waste material disposal, outstanding air quality measures for certain liquids and natural gas assets and known fines or penalties.

ENBRIDGE ENERGY PARTNERS, L.P.

Enbridge holds an approximate 20.6% (2012 - 21.8%; 2011 - 23.0%) combined direct and indirect ownership interest in EEP, which is consolidated with noncontrolling interests within the Sponsored Investments segment.

Lakehead System Line 14 Crude Oil Release

On July 27, 2012, a release of crude oil was detected on Line 14 of EEP’s Lakehead System near Grand Marsh, Wisconsin. The estimated volume of oil released was approximately 1,700 barrels. EEP received a Corrective Action Order (CAO) from the Pipeline and Hazardous Materials Safety Administration (PHMSA) on July 30, 2012, followed by an amended CAO on August 1, 2012. Upon restart of Line 14 on August 7, 2012, PHMSA restricted the operating pressure to 80% of the pressure in place at the time immediately prior to the incident. During the fourth quarter of 2013, EEP received approval from the PHMSA to remove the pressure restrictions and to return to normal operating pressures for a period of 12 months. In December 2014, the PHMSA will again consider the status of the pipeline in light of information they acquire throughout 2014.

The total estimated cost for the Line 14 crude oil release remains at approximately US$10 million ($1 million after-tax attributable to Enbridge), inclusive of approximately US$2 million of lost revenue and excluding any fines and penalties. Despite the efforts EEP has made to ensure the reasonableness of its estimate, changes to the estimated amounts associated with this release are possible as more reliable information becomes available. EEP will be pursuing claims under Enbridge’s comprehensive insurance policy, although it does not expect any recoveries to be significant.

Lakehead System Lines 6A and 6B Crude Oil Releases

Line 6B Crude Oil Release

On July 26, 2010, a release of crude oil on Line 6B of EEP’s Lakehead System was reported near Marshall, Michigan. EEP estimates that approximately 20,000 barrels of crude oil were leaked at the site, a portion of which reached the Talmadge Creek, a waterway that feeds the Kalamazoo River. The released crude oil affected approximately 61 kilometres (38 miles) of shoreline along the Talmadge Creek and Kalamazoo River waterways, including residential areas, businesses, farmland and marshland between Marshall and downstream of Battle Creek, Michigan. In response to the release, a unified command structure was established under the jurisdiction of the Environmental Protection Agency (EPA), the Michigan Department of Natural Resources and Environment and other federal, state and local agencies.

As at December 31, 2013, EEP’s total cost estimate for the Line 6B crude oil release was US$1,122 million ($181 million after-tax attributable to Enbridge) which is an increase of US$302 million ($44 million after-tax attributable to Enbridge) compared to the December 31, 2012 estimate. This total estimate is before insurance recoveries and excludes additional fines and penalties other than US$30 million discussed below. On March 14, 2013, EEP received an order from the EPA (the Order) which defined the scope requiring additional containment and active recovery of submerged oil relating to the Line 6B crude oil release. EEP submitted its initial proposed work plan required by the EPA on April 4, 2013 and resubmitted the work plan on April 23, 2013. The EPA approved the Submerged Oil Recovery and Assessment (SORA) work plan with modification on May 8, 2013. EEP incorporated the modification and submitted an approved SORA on May 13, 2013. The Order states the work must be completed by December 31, 2013. EEP has currently completed substantially all of the SORA, with the exception of required dredging in and around Morrow Lake and its delta. EEP is in the process of working with the EPA to ensure this work is completed as soon as reasonably possible, inclusive of obtaining the necessary state and local permitting that is required and considering weather conditions.

Of the US$302 million increase compared with December 31, 2012 related to the Line 6B crude oil release, US$280 million is primarily related to additional work required by the Order including further refinement and definition of the additional dredging scope per the Order and all associated environmental, permitting, waste removal and other related costs, as well as increased dredge activity in and around Morrow Lake and the delta area. The actual costs incurred may differ from the foregoing estimate as EEP completes the work plan with the EPA related to the Order and works with other regulatory agencies to assure its work plan complies with their requirements. Any such incremental costs will not be recovered under EEP’s insurance policies as the costs for the incident at December 31, 2013 exceeded the limits of the Company’s insurance coverage. The remaining increase of US$22 million reflected an estimate of the minimum amount of civil penalties EEP may be assessed under the Clean Water Act of the United States (Clean Water Act) in respect of the Line 6B crude oil release.

Expected losses associated with the Line 6B crude oil release included those costs that were considered probable and that could be reasonably estimated at December 31, 2013. Despite the efforts EEP has made to ensure the reasonableness of its estimates, there continues to be the potential for EEP to incur additional costs in connection with this crude oil release due to variations in any or all of the cost categories, including modified or revised requirements from regulatory agencies, in addition to fines and penalties and expenditures associated with litigation and settlement of claims.

Line 6A Crude Oil Release

A release of crude oil from Line 6A of EEP’s Lakehead System was reported in an industrial area of Romeoville, Illinois on September 9, 2010. EEP estimates that approximately 9,000 barrels of crude oil were released, of which approximately 1,400 barrels were removed from the pipeline as part of the repair. Some of the released crude oil went onto a roadway, into a storm sewer, a waste water treatment facility and then into a nearby retention pond. All but a small amount of the crude oil was recovered. EEP completed excavation and replacement of the pipeline segment and returned it to service on September 17, 2010.

EEP continues to monitor the areas affected by the crude oil release from Line 6A of its Lakehead System for any additional requirements; however, the cleanup, remediation and restoration of the areas affected by the release have been completed. On October 21, 2013, the National Transportation Safety Board publicly posted their final report related to the Line 6A crude oil release that occurred in Romeoville, Illinois, which states the probable cause of the crude oil release was erosion caused by a leaking water pipe resulting from an improperly installed third-party water service line below EEP’s oil pipeline.

The total estimated cost for the Line 6A crude oil release remains at approximately US$48 million ($7 million after-tax attributable to Enbridge), before insurance recoveries and excluding fines and penalties. These costs included emergency response, environmental remediation and cleanup activities with the crude oil release. EEP is pursuing recovery of the costs associated with the Line 6A crude oil release from third parties; however, there can be no assurance that any such recovery will be obtained.

Insurance Recoveries

EEP is included in the comprehensive insurance program that is maintained by Enbridge for its subsidiaries and affiliates which renews throughout the year. On May 1 of each year, EEP’s insurance program is up for renewal and includes commercial liability insurance coverage that is consistent with coverage considered customary for its industry and includes coverage for environmental incidents such as those incurred for the crude oil releases from Lines 6A and 6B, excluding costs for fines and penalties.

The claims for the crude oil release for Line 6B are covered by Enbridge’s comprehensive insurance policy that expired on April 30, 2011, which had an aggregate limit of US$650 million for pollution liability. Based on EEP’s remediation spending through December 31, 2013, Enbridge and its affiliates have exceeded the limits of their coverage under this insurance policy. Additionally, fines and penalties would not be covered under the existing insurance policy. For the years ended December 31, 2013 and 2012, EEP recognized US$42 million ($6 million after-tax attributable to Enbridge) and US$170 million ($24 million after-tax attributable to Enbridge), respectively, of insurance recoveries as reductions to Environmental costs in the Consolidated Statements of Earnings. As at December 31, 2013, EEP has recorded total insurance recoveries of US$547 million ($80 million after-tax attributable to Enbridge) for the Line 6B crude oil release, out of the US$650 million aggregate limit. EEP will record receivables for additional amounts it claims for recovery pursuant to its insurance policies during the period it deems recovery to be probable. In March 2013, the Company filed a lawsuit against one insurer who is disputing recovery eligibility for Line 6B costs. While the Company believes outstanding claims are covered under the policy, there can be no assurance that the Company will prevail in this lawsuit.

Effective May 1, 2013, Enbridge renewed its comprehensive property and liability insurance programs, under which EEP is insured through April 30, 2014, with a current liability aggregate limit of US$685 million, including sudden and accidental pollution liability. In the unlikely event multiple insurable incidents occur which exceed coverage limits within the same insurance period, the total insurance coverage will be allocated among the Enbridge entities on an equitable basis based on an insurance allocation agreement EEP has entered into with Enbridge and another Enbridge subsidiary.

Legal and Regulatory Proceedings

A number of United States governmental agencies and regulators have initiated investigations into the Lines 6A and 6B crude oil releases. Approximately 30 actions or claims are pending against Enbridge, EEP or their affiliates in United States federal and state courts in connection with the Line 6B crude oil release, including direct actions and actions seeking class status. Based on the current status of these cases, the Company does not expect the outcome of these actions to be material.

As at December 31, 2013, included in EEP’s estimated costs related to the Line 6B crude oil release is US$30 million in fines and penalties. Of this amount, US$3.7 million related to civil penalties assessed by PHMSA that EEP paid during the third quarter of 2012. The total also included an amount of US$22 million related to civil penalties EEP expects to be required to pay under the Clean Water Act. While no final fine or penalty has been assessed or agreed to date, EEP believes that, based on the best information available at this time, the US$22 million represents an estimate of the minimum amount which may be assessed, excluding costs of injunctive relief, if any, that may be agreed to with the relevant governmental agencies. Given the complexity of settlement negotiations, which EEP expects will continue, and the limited information available to assess the matter, EEP is unable to reasonably estimate the final penalty which might be incurred or to reasonably estimate a range of outcomes at this time. Discussions with governmental agencies regarding fines and penalties are ongoing.

One claim related to Line 6A crude oil release has been filed against Enbridge, EEP or their affiliates by the State of Illinois in the Illinois state court in connection with this crude oil release, and the parties are currently operating under an agreed interim order.

TAX MATTERS

Enbridge and its subsidiaries maintain tax liabilities related to uncertain tax positions. While fully supportable in the Company’s view, these tax positions, if challenged by tax authorities, may not be fully sustained on review.

OTHER LEGAL AND REGULATORY PROCEEDINGS

The Company and its subsidiaries are subject to various other legal and regulatory actions and proceedings which arise in the normal course of business, including interventions in regulatory proceedings and challenges to regulatory approvals and permits by special interest groups. While the final outcome of such actions and proceedings cannot be predicted with certainty, Management believes that the resolution of such actions and proceedings will not have a material impact on the Company’s consolidated financial position or results of operations.